ESCROW AGREEMENT
                                ----------------

         THIS ESCROW AGREEMENT (this "Agreement") is made as of October 13, 2005 among Dean M. Mosely, an individual residing in the State of Louisiana ("Seller"), Longfoot Communications Corp., a Delaware corporation ("Buyer") and Wiley Rein & Fielding LLP ("Escrow Agent").

                                     Recital
                                     -------

         Seller and Buyer are parties to a Construction Permits Purchase Agreement (the "Purchase Agreement") of even date herewith. Pursuant to the Purchase Agreement, Buyer is to deposit funds with the Escrow Agent in connection with the purchase and sale of low power television stations K38IH (Facility ID No. 126615), Winslow, AZ; W51DP (Facility ID No. 127428), Gladstone, MI; and K46IA (Facility ID No. 127477), Big Sky, MT. .

                                    Agreement
                                    ---------

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller, Buyer and Escrow Agent hereby agree as follows:

         Section 1. Escrow Account and Deposit. The Escrow Agent has an established trust account (the "Escrow Account") into which, within three (3) days of the date of this Agreement, Buyer will deposit the sum of Eight Thousand Dollars ($7,000) (the "Deposit"). Upon receipt thereof, the Escrow Agent shall provide Buyer and Seller confirmation thereof, and shall hold and disburse such Deposit as set forth in this Agreement. For tax purposes, interest and other income earned on the Deposit shall be reported as income of Buyer. The Escrow Agent shall file a Form 1099 consistent with such treatment, and Buyer shall provide Escrow Agent with executed Forms W-8 and W-9, as requested by Escrow Agent.

         Section 2. Release of Deposit by Escrow Agent. The Escrow Agent shall promptly release all or a portion of the Deposit to Buyer or Seller, as the case may be, upon the first to occur of the following circumstances:

                  (a) if the Escrow Agent receives written instructions from Seller stating that Seller is entitled to the Deposit pursuant to the Purchase Agreement and that Seller has delivered to Buyer and its representative a copy of such notice, and directing the Escrow Agent to disburse the Deposit, then, if the Escrow Agent receives no written objection to Seller's notice within ten
(10) business days after receipt thereof, Escrow Agent shall disburse the Deposit in accordance with such instructions. Seller shall simultaneously send to Buyer a copy of its notice to the Escrow Agent;

                  (b) if the Escrow Agent receives written instructions from Buyer stating that Buyer is entitled to the Deposit pursuant to the Purchase Agreement and that Buyer has delivered to Seller and his representative a copy of such notice, and directing the Escrow Agent to disburse





                                        1                           Exhibit 10.5
the Deposit, then, if the Escrow Agent receives no written objection to Buyer's notice within ten (10) business days after receipt thereof, Escrow Agent shall disburse the Deposit in accordance with such instructions. Buyer shall simultaneously send to Seller a copy of its notice to the Escrow Agent;

                  (c) if the Escrow Agent receives joint written instructions from Seller and Buyer directing the Escrow Agent to disburse the Deposit, then the Escrow Agent shall disburse the Deposit in accordance with such instructions;

                  (d) if the Escrow Agent receives a final order of a court of competent jurisdiction authorizing the Escrow Agent to disburse the Deposit, then the Escrow Agent shall disburse the Deposit in accordance with such order; and

                  (e) upon any disbursement of the Deposit, Escrow Agent shall disburse the interest thereon to Buyer.

         Section 3. Reliance by Escrow Agent. The Escrow Agent shall be entitled to rely upon and act in accordance with any of: (a) written notice of Seller pursuant to Section 2(a) hereof, (b) written notice of Buyer pursuant to Section 2(b) hereof, (c) the joint written instructions of Seller and Buyer, and (d) a final order of a court of competent jurisdiction authorizing the Escrow Agent to release the Deposit, or any portion thereof, to Buyer or Seller.

         Section 4. Conflicting Demands. If conflicting demands are made upon the Escrow Agent or if the Escrow Agent receives written objections to instructions from Seller or Buyer, the Escrow Agent shall not be required to resolve such controversy or take any action, but may await resolution of the controversy by joint written instructions from Seller and Buyer or by appropriate legal proceedings.

         Section 5. Indemnification. Buyer and Seller shall jointly and severally pay, and hold the Escrow Agent harmless against, all costs, charges, damages and attorneys' fees which the Escrow Agent in good faith may incur or suffer in connection with or arising out of this Agreement.

         Section 6. Rights and Duties of Escrow Agent.

                  (a) No assignment of the interest of any of the parties hereto shall be binding upon the Escrow Agent unless and until written evidence of such assignment in a form satisfactory to the Escrow Agent shall be filed with and accepted by the Escrow Agent.

                  (b) The Escrow Agent may rely or act upon orders or directions signed by the proper parties, or bearing a signature or signatures reasonably believed by the Escrow Agent to be genuine.

                  (c) The Escrow Agent shall have no duties other than those expressly imposed on it herein and shall not be liable for any act or omission except for its own gross negligence or willful misconduct. Seller and Buyer each acknowledge and agree that the Escrow Agent is the attorney for Seller in various legal matters and that such fact shall not disqualify the Escrow






                                        2                           Exhibit 10.5

Agent from continuing to represent Seller in any legal matter including any dispute which may arise between the parties hereto.

                  (d) In the event that the Deposit or any proceeds thereof shall be attached, garnished, or levied upon by an order of any court, or the delivery thereof shall be stayed or enjoined by an order of court, or any order, judgment or decree shall be made or entered by any court affecting the property deposited under this Agreement, or any part thereof, the Escrow Agent is hereby expressly authorized in its sole discretion to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in case the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance notwithstanding that such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

                  (e) The Escrow Agent may resign by giving sixty (60) days written notice of resignation, specifying the effective date thereof. Within thirty (30) days after receiving the aforesaid notice, Seller and Buyer agree to appoint a successor escrow agent to which the Escrow Agent shall transfer the Deposit or any proceeds thereof then held in escrow under this Agreement. If a successor escrow agent has not been appointed and/or has not accepted such appointment by the end of the 30-day period, the Escrow Agent may at its sole option: (i) apply to a court of competent jurisdiction for the appointment of a successor escrow agent, and the costs, expenses and reasonable attorneys' fees which are incurred in connection with such a proceeding shall be paid one-half by the Seller and one-half by Buyer, or (ii) continue to hold the Deposit until it receives an order from a court of competent jurisdiction or joint written instructions of Seller and Buyer directing the Escrow Agent to release the Deposit.

         Section 7. Disputes. Except as provided in Section 4, in the event of any disagreement between any of the parties resulting in conflicting or adverse claims or demands being made to the Deposit, the Escrow Agent shall be entitled, at its sole option, to refuse to comply with or recognize any such claims or demands as long as the disagreement shall continue, and in doing so, Escrow Agent shall not become liable in any way to any person for failure or refusal to comply with such conflicting or adverse claims or demands, and its duties hereunder with regard to such disputed Deposit shall be suspended until the rights of the claimants have been fully adjudicated or the differences adjusted between the parties and the Escrow Agent shall have been notified thereof in writing signed by all parties interested. In the event the differences between the parties with regard to the disputed Deposit have not been adjudicated or adjusted, and the Escrow Agent has been so notified, within ten (10) days following receipt of notice by Escrow Agent of conflicting or adverse claims or demands, Escrow Agent may, but shall not be obligated to, interplead the disputed Deposit in court, and thereupon Escrow Agent shall be fully and completely discharged of its duties as Escrow Agent with regard to the Deposit. The parties shall be jointly and severally liable to Escrow Agent for all fees and expenses, including legal fees, incurred by Escrow Agent in exercising its rights.

         Section 8. Notices. Any notice or other communication required or permitted hereunder shall be deemed to have been sufficiently given when delivered personally, by facsimile, recognized air courier, or registered or certified mail, return receipt requested, addressed as follows:


                                        3                           Exhibit 10.5
if to Seller:                               Dean M. Mosely
                                            295 Turnley Road
                                            P.O. Box 3042
                                            Jena, LA 71342
                                            Facsimile: (318) 992-7676

with a copy (which shall not
constitute notice) to:                      Brian A. Johnson
                                            Wiley Rein & Fielding LLP
                                            1776 K Street, N.W.
                                            Washington, D.C. 20006
                                            Facsimile: (202) 719-7049

if to Buyer:                                Longfoot Communications Corp.
                                            914 Westwood Blvd., Suite 809
                                            Los Angeles, CA 90024
                                            Facsimile No.: 310-385-9632

with a copy (which shall not
constitute notice) to:                      Dan J. Alpert
                                            The Law Office of Dan J. Alpert
                                            2120 North 21st Road
                                            Arlington, VA 22201
                                            Facsimile No.: 703.243.8692

if to Escrow Agent:                         James R. Bayes
                                            Wiley Rein & Fielding LLP
                                            1776 K Street, N.W.
                                            Washington, D.C. 20006
                                            Facsimile: (202) 719-7049/7207

or to such other address as may be specified by any party in a written notice to the other parties.

         Section 9. Governing Law. This Agreement shall be construed under the laws of the District of Columbia.

         Section 10. Waiver. This Agreement may be amended or modified, and any term may be waived, only if such amendment, modification or waiver is in writing and signed by all parties.

         Section 11. No Third Party Beneficiaries. This Agreement is a personal one, the duty of the Escrow Agent being only to the parties hereto, their successors or assigns, and to no other person whatsoever.

         Section 12. Counterparts. This Agreement may be executed in separate counterparts.

                             SIGNATURE PAGE FOLLOWS










                                        4                           Exhibit 10.5

                       SIGNATURE PAGE TO ESCROW AGREEMENT
                       ----------------------------------

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective duly authorized officers all as of the day and year first above written.



SELLER:                                 /s/ DEAN M. MOSELY
                                        ---------------------------------------
                                        Dean M. Mosely, an individual


BUYER:                                  LONGFOOT COMMUNICATIONS CORP.


                                   By:  /s/ ARTHUR LYONS
                                        ---------------------------------------
                                        Name: Arthur Lyons
                                        Title: President


ESCROW AGENT:                           WILEY REIN & FIELDING LLP

                                   By:  /s/ JAMES R. BAYES
                                        ---------------------------------------
                                        Name: James R. Bayes































                                        5                           Exhibit 10.5